Exhibit 31.1

PRINCIPAL EXECUTIVE OFFICER’S CERTIFICATION

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Bruce M. Rogers, certify that:

1.           I have reviewed this annual report on Form 10-K/A of LM Funding America, Inc.;

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: May 2, 2022

By:/s/ Bruce M. Rogers
Bruce M. Rogers Chief Executive Officer and Chairman (Principal Executive Officer)